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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 10, 2001


                                 GOTO.COM, INC.
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             (Exact name of registrant as specified in its charter)


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
        Delaware                            000-26365                           95-4652060
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(State or other jurisdiction               (Commission                        (IRS Employer
    of incorporation)                       File Number)                    Identification No.)
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            74 North Pasadena Avenue, Third Floor, Pasadena CA 91103
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code:(626) 685-5600




          (Former name or former address, if changed since last report)


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ITEM 5.        OTHER EVENTS

        On September 10, 2001, the registrant announced that it would change its corporate name from "GoTo.com, Inc." to "Overture Services, Inc." and its Nasdaq Stock Market ticker symbol from "GOTO" to "OVER," both effective Monday, October 8, 2001. A copy of the press release announcing the change in corporate name and ticker symbol is attached hereto as Exhibit 99.1 and incorporated herein in its entirety by reference. Stockholders do not need to exchange stock certificates in connection with the corporate name and ticker symbol change.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits

               99.1     Press release dated September 10, 2001, "GoTo to Become
                        Overture: New Name Reaffirms Market Leadership, Innovation in Pay-For-Performance Search and Online Marketing."


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GOTO.COM, INC.

                                   /s/ Todd Tappin
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                                   /s/ Todd Tappin
                                   Todd Tappin
                                   Chief Financial Officer and Secretary


Date:  September 10, 2001


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                                  EXHIBIT INDEX


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
Exhibit No.     Description
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
99.1            Press release dated September 10, 2001, "GoTo to Become
                Overture: New Name Reaffirms Market Leadership, Innovation in
                Pay-For-Performance Search and Online Marketing."
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